UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007 (February 7, 2007)
ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of incorporation or	(Commission File Number)	(IRS Employer Identification No.)
organization)
3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 7, 2007, Arkansas Best Corporation issued a press release announcing that Richard F. Cooper, current Senior Vice President — General Counsel and Secretary of the Company has announced his retirement effective March 31, 2007.
A copy of the press release is attached as an exhibit to this Report on Form 8-K.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.
99.1	Press release of Arkansas Best Corporation dated February 7, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION (Registrant)
Date: February 7, 2007	/s/ Judy R. McReynolds
Judy R. McReynolds,
Senior Vice President — Chief Financial Officer and Treasurer